Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Opendoor Technologies Inc. (the “Company”) for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Carrie Wheeler, Chief Executive Officer of the Company, and Christina Schwartz, Chief Accounting Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 07, 2024	By:	/s/ Carrie Wheeler
Carrie Wheeler
Chief Executive Officer
(Principal Executive Officer)

Date:	November 07, 2024	By:	/s/ Christina Schwartz
Christina Schwartz
Chief Accounting Officer
(Principal Financial and Accounting Officer)